UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

Deutsche Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2015

Annual Report

to Shareholders

Deutsche Floating Rate Fund

(formerly DWS Floating Rate Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
30 Statement of Assets and Liabilities
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
39 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Information About Your Fund's Expenses
52 Tax Information
53 Advisory Agreement Board Considerations and Fee Evaluation
58 Board Members and Officers
63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the fund’s ability to participate in restructuring or acquiring some senior loans. Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming thanks to the improving labor market and lower energy prices. And, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The U.S. Federal Reserve Board is likely to start raising short-term interest rates in the U.S. later this year. However, the specific timing depends on whether the recent slowdown in activity reverses, the labor markets continue to heal and inflation truly bottoms. In any case, analysts expect the process to be gradual.

Meanwhile, the global picture, which had appeared to be brightening, is again in flux due to uncertainties regarding the Greek debt crisis and its potential ramifications. Overall, our strategic view remains generally positive. While we do not see Greece posing a major risk of contagion across the Eurozone, heightened volatility can be expected.

As always, we encourage you to visit us at deutschefunds.com for timely information about economic developments and your Deutsche fund investment. With frequent updates from our Chief Investment Officer and economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

For the 12-month period ended May 31, 2015, Deutsche Floating Rate Fund provided a return of 1.95%, in comparison with the fund's benchmark, the Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index, which returned 2.84%, and the average fund in the Morningstar Bank Loan category peer group, which returned 2.09%.

About Senior Loans
Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, and are typically used to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower's capital structure, so the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market. While less familiar to the investing public than high-yield bonds, the size of the senior loan market currently exceeds that of the high-yield corporate bond market.

The fund's fiscal period opened against a generally benign backdrop for below-investment-grade credit, as investors continued to seek yield in every corner of the markets, including leveraged loans. However, the fourth quarter of 2014 saw credit markets roiled by a steep drop in crude oil prices, which impacted energy sector credits broadly, as well as many emerging market economies. While certain economies stood to benefit from lower oil prices, the broad impact of such a sudden decline was an increase in market volatility and a decline in risk sentiment. In the wake of these developments, the loan market experienced significant outflows driven by retail mutual fund redemptions, exacerbating the downward pressure on prices.

As 2015 progressed, oil prices stabilized to a degree and the market became less indiscriminate in punishing energy-related credits. In addition, initiatives on the part of regulators to promote more conservative syndication guidelines led to a reduction in the supply of new loans. The result of the improved sentiment and lower supply was an overall strengthening trend in prices for existing loans over much of the first several months of 2015, leading to modest positive returns on loans in aggregate for the 12-month period.

Positive and Negative Contributors to Fund Performance

Positive contributors in the portfolio included Toys ’R‘ Us, Inc. (0.2%). The retailer, which has been challenged to adapt to the consumer move to online purchases, saw its loan price rebound as investors were attracted to its relatively high yield. Avaya, Inc. (0.6%), a provider of telecommunication equipment and solutions to business enterprises, also added to relative performance. Avaya had seen its operating fundamentals challenged, but displayed improvement over the period, leading to a strengthening in the loan price. The loan for PC maker Dell, Inc. (0.9%) also performed well, as the company executed its strategy of expanding beyond hardware and into services and software, while effectively controlling costs.

"The fourth quarter of 2014 saw credit markets roiled by a steep drop in crude oil prices, which impacted energy sector credits broadly."

Negative contributors included Education Management LLC (0.4%), a leading for-profit provider of post-secondary education. The loan went into default and the company's debt was restructured, as results for the overall for-profit education space have been buffeted by headlines around graduates having difficulty paying back their student loans. A pair of oil and gas exploration and production companies, Samson Investment Co. (0.0%) and Fieldwood Energy LLC (0.9%), were also significant detractors. Results for both firms were impacted directly by the severe decline in crude oil prices in late 2015.

Outlook and Positioning

Monthly issuer defaults by principal balance for the institutional loan market have generally remained low by historical standards. For the trailing 12 months ended May 31, 2015, defaults were 1.26% of loan balances, compared to 4.60% for the 12 months ended May 31, 2014, although the decline largely reflects the impact of a single large default during the earlier period. Defaults have remained low by number of issuers as well, at 0.83% of issues for the 12 months ended May 31, 2015, as compared to 0.99% for the prior 12 months. The fund had exposure to one default during the annual period, by for-profit school operator Education Management.

In our view, loan fundamentals outside of the energy sector support a continued modest default rate over the next several quarters. This view is based on the ongoing, if sometimes uneven, improvement in overall economic conditions and generally strong company balance sheets. That said, we are being highly selective in adding new credits that come to market, as yields and covenants have become less favorable to investors given the recent dampening of supply trends. In addition, we have trimmed exposure to energy credits most directly impacted by fluctuations in the price of oil.

Should interest rates show signs of heading up from current low levels, demand from investors attracted to the floating rate feature of loans could strengthen notably. We will continue to utilize intensive credit research with respect to individual companies as we seek to maintain prudent exposure to opportunities in the leveraged loan market.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2006 after 25 years of experience in the corporate and leveraged credit markets. Prior to his current role, he served as the CIO for DB Advisors in the Americas and as the Global Head and CIO of High Yield Strategies. Prior to joining, he worked as Head of Flagship Capital Management, a subsidiary of Bank of America, as a specialty asset manager focused on below-investment-grade corporate credit investments.

— Co-Head of Active Asset Management and Member of the Deutsche Asset & Wealth Management Global Client Group Executive Committee and the Asset Management CIO Executive Committee: New York.

— AB, Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2007.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

LSTA is the Loan Syndications and Trading Association. The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund's Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meets a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Performance Summary May 31, 2015 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	1.95%	4.67%	3.89%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.85%	4.09%	3.53%
S&P®/LSTA Leveraged Loan Index†	2.84%	5.47%	4.68%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	1.20%	3.91%	3.18%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.20%	3.91%	3.18%
S&P®/LSTA Leveraged Loan Index†	2.84%	5.47%	4.68%
Class R6			Life of Class**
Average Annual Total Returns as of 5/31/15
No Sales Charges			2.38%
S&P®/LSTA Leveraged Loan Index†			2.73%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/15
No Sales Charges	2.10%	4.84%	4.07%
S&P®/LSTA Leveraged Loan Index†	2.84%	5.47%	4.68%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 5/31/15
No Sales Charges	2.22%	4.98%	4.15%
S&P®/LSTA Leveraged Loan Index†	2.84%	5.47%	4.68%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2014 are 1.14%, 1.89%, 0.80%, 1.02% and 0.85% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2015, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on October 1, 2014. The performance shown for the MSCI World Index is for the time period from September 30, 2014 through May 31, 2015, which is based on the performance period of the life of Class R6.

† The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

	Class A	Class C	Class R6		Class S	Institutional Class
Net Asset Value
5/31/15	$9.23	$9.28	$9.23		$9.22	$9.24
5/31/14	$9.43	$9.48	$—		$9.42	$9.43
Distribution Information as of 5/31/15
Income Dividends, Twelve Months	$.36	$.29	$.26	***	$.37	$.38

*** For the period from October 1, 2014 (commencement of operations) to May 31, 2015.

Investment Portfolio as of May 31, 2015
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 88.7%
Senior Loans**
Consumer Discretionary 20.3%
Abercrombie & Fitch Management Co., Term Loan B, 4.75%, 8/7/2021	1,492,500	1,469,366
Aristocrat Leisure Ltd., Term Loan B, 4.75%, 10/20/2021	2,442,308	2,464,704
Aufinco Pty Ltd.:
First Lien Term Loan, 4.0%, 5/29/2020	2,947,500	2,952,113
Second Lien Term Loan, 8.25%, 11/30/2020	2,000,000	1,985,000
Autoparts Holdings Ltd., First Lien Term Loan, 7.0%, 7/29/2017	6,978,350	6,739,900
BJ's Wholesale Club, Inc., First Lien Term Loan, 4.5%, 9/26/2019	5,023,699	5,047,863
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	4,836,286	4,839,671
Boyd Gaming Corp., Term Loan B, 4.0%, 8/14/2020	5,541,667	5,570,428
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020	16,189,576	15,886,021
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	9,174,454	9,232,482
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018	7,267,778	7,260,183
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020	10,055,810	9,544,623
David's Bridal, Inc., Term Loan B, 5.0%, 10/11/2019	2,688,122	2,596,389
Delta 2 (LUX) SARL:
Term Loan B3, 4.75%, 7/30/2021	3,500,000	3,506,860
Second Lien Term Loan, 7.75%, 7/31/2022	500,000	502,658
Dollar Tree, Inc., Term Loan B, 4.25%, 3/9/2022	2,000,000	2,022,360
Fitness International LLC, Term Loan B, 5.5%, 7/1/2020	14,391,250	14,121,414
Four Seasons Holdings, Inc., First Lien Term Loan, 3.5%, 6/27/2020	2,429,054	2,434,616
Hargray Communications Group, Inc., Term Loan B, 5.25%, 6/26/2019	597,320	603,670
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020	2,503,999	2,511,348
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020	13,327,847	13,411,146
J Crew Group, Inc., Term Loan B, 4.0%, 3/5/2021	17,267,955	15,770,737
J.C. Penney Corporation, Inc., Term Loan, 5.0%, 6/20/2019	2,977,500	2,975,371
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/2021	5,713,805	5,760,229
Jo-Ann Stores, Inc., Term Loan, 4.0%, 3/16/2018	10,506,941	10,421,624
Key Safety Systems, Inc., First Lien Term Loan, 4.75%, 8/29/2021	4,477,500	4,513,880
Landry's, Inc., Term Loan B, 4.0%, 4/24/2018	6,508,267	6,543,151
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021	5,940,000	5,852,771
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/2021	5,880,200	5,894,900
Leslie's Poolmart, Inc., Term Loan, 4.25%, 10/16/2019	8,326,840	8,351,987
Libbey Glass, Inc., Term Loan B, 3.75%, 4/9/2021	2,977,500	2,982,160
Lions Gate Entertainment Corp., Second Lien Term Loan, 5.0%, 3/17/2022	4,500,000	4,516,875
Live Nation Entertainment, Inc., Term Loan B1, 3.5%, 8/17/2020	4,432,500	4,449,122
MCC Iowa LLC, Term Loan H, 3.25%, 1/29/2021	7,860,000	7,841,332
Media General, Inc., Term Loan B, 4.25%, 7/31/2020	6,650,967	6,689,210
Metro-Goldwyn-Mayer, Inc., Second Lien Term Loan, 5.125%, 6/26/2020	3,500,000	3,543,750
Mohegan Tribal Gaming Authority:
Term Loan A, 4.525%, 6/15/2018	1,862,500	1,856,289
Term Loan B, 5.5%, 11/19/2019	5,421,275	5,414,092
NEP/NCP Holdco, Inc.:
Term Loan, 4.25%, 1/22/2020	11,650,819	11,599,847
Second Lien Term Loan, 9.5%, 7/22/2020	8,785,714	8,807,679
Nine West Holdings, Inc., Term Loan B, 4.75%, 10/8/2019	4,467,494	4,193,882
Otter Products LLC, Term Loan, 5.75%, 6/3/2020	3,205,163	3,215,195
Payless, Inc.:
First Lien Term Loan, 5.0%, 3/11/2021	11,385,000	11,082,614
Second Lien Term Loan, 8.5%, 3/11/2022	2,500,000	2,304,687
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	10,874,250	10,916,442
Polymer Group, Inc., First Lien Term Loan, 5.25%, 12/19/2019	10,446,813	10,512,105
Portillo's Holdings LLC, First Lien Term Loan, 4.75%, 8/2/2021	4,975,000	4,996,766
Renfro Corp., Term Loan B, 5.75%, 1/30/2019	6,192,727	6,135,971
Sagittarius Restaurants LLC, Term Loan, 5.417%, 10/1/2018	7,875,377	7,885,221
Seminole Hard Rock Entertainment, Inc., Term Loan B, 3.5%, 5/14/2020	2,897,753	2,895,942
Serta Simmons Holdings LLC, Term Loan, 4.25%, 10/1/2019	3,000,000	3,015,630
Sesac Holdco II LLC, First Lien Term Loan, 5.25%, 2/8/2019	7,826,453	7,824,027
Springer Science+Business Media Deutschland GmbH, Term Loan B3, 4.75%, 8/14/2020	17,238,484	17,303,129
SRAM LLC, Term Loan B, 4.031%, 4/10/2020	13,544,529	13,555,771
Staples, Inc., Term Loan B, 3.75%, 4/7/2021	5,500,000	5,512,045
Steak N' Shake Operations, Inc., Term Loan, 4.75%, 3/19/2021	8,910,000	8,898,863
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020	10,064,048	10,106,821
The Men's Wearhouse, Inc.:
Term Loan B, 4.5%, 6/18/2021	4,093,523	4,118,473
Term Loan, 5.0%, 6/18/2021	4,000,000	4,041,680
Time, Inc., Term Loan B, 4.25%, 4/26/2021	5,955,000	5,955,000
Toys 'R' Us-Delaware, Inc.:
Term Loan B2, 5.25%, 5/25/2018	226,053	183,857
Term Loan B3, 5.25%, 5/25/2018	677,120	550,725
Term Loan B4, 9.75%, 4/24/2020	3,067,129	2,899,602
Travel Leaders Group LLC:
Term Loan B, 7.0%, 12/5/2018	4,218,750	4,282,031
Term Loan, 7.0%, 12/7/2020	2,000,000	2,030,000
Tribune Co., Term Loan, 4.0%, 12/27/2020	11,065,364	11,093,028
Tropicana Entertainment, Inc., Term Loan, 4.0%, 11/27/2020	985,000	985,621
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	11,848,188	11,788,947
Village Roadshow Films (BVI) Ltd., Term Loan B, 5.75%, 11/21/2017	1,314,501	1,314,501
Vince LLC, Term Loan B, 5.75%, 11/27/2019	1,028,571	1,030,500
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 5.25%, 5/6/2021	3,970,000	3,979,925
WMG Acquisition Corp., Term Loan, 3.75%, 7/1/2020	6,895,000	6,849,769
World Triathlon Corp., Term Loan, 5.25%, 6/26/2021	2,233,125	2,245,686
		432,192,277
Consumer Staples 5.3%
1011778 B.C. Unlimited Liability Co., Term Loan B, 3.75%, 12/10/2021	3,045,926	3,052,277
Albertson's LLC, Term Loan B2, 5.375%, 3/21/2019	14,101,591	14,195,931
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018	4,856,757	4,820,355
Centerplate, Inc., Term Loan A, 4.75%, 11/26/2019	14,185,438	14,212,035
CTI Foods Holding Co., LLC, First Lien Term Loan, 4.5%, 6/29/2020	4,524,431	4,473,531
Del Monte Foods, Inc., Second Lien Term Loan, 8.25%, 8/18/2021	2,000,000	1,828,750
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018	17,010,987	16,514,776
Focus Brands, Inc.:
Term Loan, 4.25%, 2/21/2018	4,893,890	4,912,242
Second Lien Term Loan, 10.25%, 8/21/2018	2,000,000	2,020,000
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020	6,402,500	6,414,505
NBTY, Inc., Term Loan B2, 3.5%, 10/1/2017	1,136,849	1,133,177
New HB Acquisition LLC, Term Loan, 6.75%, 4/9/2020	3,960,000	4,024,350
NPC International, Inc., Term Loan B, 4.0%, 12/28/2018	1,958,115	1,948,335
Pinnacle Holdco SARL, Term Loan, 4.75%, 7/30/2019	11,616,243	10,677,302
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 3/3/2021	7,667,391	7,457,918
SUPERVALU, Inc., Term Loan B, 4.5%, 3/21/2019	7,382,156	7,414,453
U.S. Foods, Inc., Term Loan, 4.5%, 3/31/2019	2,499,392	2,509,939
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020	5,940,000	6,006,825
		113,616,701
Energy 6.0%
American Energy — Marcellus LLC, First Lien Term Loan, 5.25%, 8/4/2020	6,000,000	4,639,980
Crestwood Holdings LLC, Term Loan B1, 7.0%, 6/19/2019	10,095,799	10,068,439
Crosby U.S. Acquisition Corp., First Lien Term Loan, 3.75%, 11/23/2020	2,962,500	2,818,078
Drillships Financing Holding, Inc., Term Loan B1, 6.0%, 3/31/2021	20,676,516	17,820,572
Expro FinServices SARL, Term Loan, 5.75%, 9/2/2021	1,990,000	1,749,956
Fieldwood Energy LLC, Second Lien Term Loan, 8.375%, 9/30/2020	14,840,000	12,233,725
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021	10,390,909	8,757,562
Houston Fuel Oil Co., LLC, Term Loan B, 4.25%, 8/19/2021	997,494	977,544
Penn Products Terminals LLC, Term Loan B, 4.75%, 3/19/2022	1,250,000	1,262,500
Pipeline Supply & Service LLC:
Term Loan B, 5.5%, 1/28/2020	8,413,330	6,562,397
Second Lien Term Loan, 9.5%, 7/28/2020	1,500,000	975,000
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/2021	2,493,750	2,481,281
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/2021	5,739,350	5,418,893
Sheridan Investment Partners II LP:
Term Loan A, 4.25%, 12/16/2020	858,480	790,514
Term Loan B, 4.25%, 12/16/2020	6,171,354	5,682,768
Term Loan M, 4.25%, 12/16/2020	320,166	294,819
Sheridan Production Partners I LLC:
Term Loan B2, 4.25%, 10/1/2019	15,956,326	14,932,489
Term Loan B2-1A, 4.25%, 10/1/2019	2,114,344	1,978,677
Term Loan B2-1M, 4.25%, 10/1/2019	1,291,454	1,208,588
Southcross Energy Partners LP, First Lien Term Loan, 5.25%, 8/4/2021	245,016	244,710
Southcross Holdings Borrower LP, Term Loan B, 6.0%, 8/4/2021	3,736,875	3,624,769
Targa Resources Corp., Term Loan B, 5.75%, 2/25/2022	3,658,140	3,694,739
TPF II Power LLC, Term Loan B, 5.5%, 10/2/2021	3,990,000	4,052,982
Veresen Midstream LP, Term Loan B1, 5.25%, 3/31/2022	7,000,000	7,072,205
Western Refining, Inc., Term Loan B, 4.25%, 11/12/2020	7,900,000	7,927,137
		127,270,324
Financials 6.3%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/2020	7,880,000	7,885,752
AmWINS Group LLC, Term Loan, 5.25%, 9/6/2019	10,275,064	10,377,815
Asurion LLC:
Term Loan B1, 5.0%, 5/24/2019	18,502,546	18,601,997
Second Lien Term Loan, 8.5%, 3/3/2021	500,000	513,283
BATS Global Markets, Inc., Term Loan B2, 5.75%, 1/31/2020	10,791,260	10,892,428
Black Knight InfoServ LLC, Term Loan B, 3.75%, 5/27/2022	1,500,000	1,510,320
CGSC of Delaware Holding Corp., First Lien Term Loan, 5.0%, 4/16/2020	10,969,463	10,256,447
Duff & Phelps Investment Management Co.:
Term Delayed Draw, 4.5%, 4/23/2020	249,375	250,622
Term Loan, 4.5%, 4/23/2020	249,375	250,622
Term Loan B, 4.5%, 4/23/2020	6,390,012	6,420,620
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019	1,462,500	1,439,422
FGI Operating Co., LLC, Term Loan, 5.5%, 4/19/2019	3,417,418	3,336,254
Grosvenor Capital Management Holdings LLP, Term Loan B, 3.75%, 1/4/2021	5,074,335	5,071,189
Guggenheim Partners LLC, Term Loan, 4.25%, 7/22/2020	13,271,336	13,376,378
Hub International Ltd., Term Loan B, 4.0%, 10/2/2020	14,268,363	14,235,688
Istar Financial, Inc., Term Loan A2, 7.0%, 3/19/2017	1,384,748	1,423,701
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020	7,652,750	7,367,340
National Financial Partners Corp., Term Loan B, 4.5%, 7/1/2020	1,500,000	1,506,562
Ocwen Financial Corp., Term Loan, 5.0%, 2/15/2018	1,942,413	1,930,788
SAM Finance Lux SARL, Term Loan, 4.25%, 12/17/2020	7,719,395	7,765,248
Starwood Property Trust, Inc., Term Loan B, 3.5%, 4/17/2020	5,899,699	5,921,822
USI, Inc., Term Loan B, 4.25%, 12/27/2019	3,697,462	3,705,930
Victory Capital Management, Inc., Term Loan B, 7.0%, 10/31/2021	1,475,000	1,486,063
		135,526,291
Health Care 2.7%
21st Century Oncology Holdings, Inc., Term Loan, 6.5%, 4/30/2022	1,500,000	1,500,000
ADMI Corp., Term Loan B, 5.5%, 4/30/2022	1,000,000	1,009,065
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	8,879,831	8,900,654
Amneal Pharmaceuticals LLC, Term Loan, 4.506%, 11/1/2019	2,000,000	2,011,570
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019	2,161,317	2,164,300
Term Loan H, 4.0%, 1/27/2021	3,976,766	3,991,062
Concordia Healthcare Corp., Term Loan B, 4.75%, 4/21/2022	1,000,000	1,010,000
DPx Holdings BV, Term Loan, 4.25%, 3/11/2021	1,488,750	1,486,085
Education Management LLC:
Term Loan A, 5.5%, 7/2/2020	2,255,440	2,054,020
Term Loan B, 2.0% Cash, 6.5% PIK, 7/2/2020	3,821,509	2,954,026
Horizon Pharma Holdings U.S.A., Inc., Term Loan B, 4.5%, 4/22/2021	3,000,000	3,021,870
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019	13,131,598	13,155,038
RPI Finance Trust, Term Loan B4, 3.75%, 11/9/2020	5,610,071	5,626,200
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/2022	4,000,000	4,010,000
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/2022	4,000,000	4,020,000
		56,913,890
Industrials 20.0%
Acosta Holdco, Inc., Term Loan, 4.25%, 9/26/2021	1,496,250	1,502,796
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.25%, 7/23/2021	4,494,987	4,500,966
American Airlines, Inc., Term Loan, 3.75%, 6/27/2019	745,947	745,947
Ancestry.com, Inc.:
Term Loan B2, 4.0%, 5/14/2018	1,021,238	1,020,855
Term Loan B1, 4.5%, 12/28/2018	7,615,114	7,643,671
Apex Tool Group LLC, Term Loan B, 4.5%, 1/31/2020	8,621,757	8,549,033
AVSC Holding Corp., First Lien Term Loan, 4.5%, 1/24/2021	3,970,000	3,984,887
Blackboard, Inc., Term Loan B3, 4.75%, 10/4/2018	9,214,172	9,221,865
Brickman Group Ltd. LLC:
First Lien Term Loan, 4.0%, 12/18/2020	6,443,683	6,447,711
Second Lien Term Loan, 7.5%, 12/17/2021	3,000,000	3,033,120
Brock Holdings III, Inc., Term Loan B, 5.5%, 3/16/2017	1,000,000	996,875
Cadence Aerospace LLC, Term Loan B, 6.503%, 5/9/2018	3,426,289	3,390,604
ClientLogic Corp., Term Loan, 7.527%, 1/30/2017	2,536,591	2,523,908
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 3.0%, 4/18/2016*	1,394,178	6,985
Letter of Credit, LIBOR plus 5.75%, 4/21/2016*	276,857	1,387
Commercial Barge Line Co., First Lien Term Loan, 7.5%, 9/23/2019	7,446,150	7,474,073
Connolly Corp., First Lien Term Loan, 4.5%, 5/14/2021	2,977,500	2,990,541
Crossmark Holdings, Inc.:
First Lien Term Loan, 4.5%, 12/20/2019	4,894,868	4,631,769
Second Lien Term Loan, 8.75%, 12/21/2020	1,000,000	880,000
DynCorp International LLC, Term Loan B, 6.25%, 7/7/2016	2,191,375	2,180,418
Flexera Software LLC:
First Lien Term Loan, 4.5%, 4/2/2020	2,760,109	2,771,605
Second Lien Term Loan, 8.0%, 4/2/2021	1,000,000	993,125
Garda World Security Corp.:
Term Delay Draw, 4.0%, 11/6/2020	1,304,967	1,304,967
Term Loan B, 4.0%, 11/6/2020	5,101,236	5,101,236
Gardner Denver, Inc., Term Loan, 4.25%, 7/30/2020	10,727,948	10,506,041
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/2020	3,875,878	3,872,971
Greenway Medical Technologies, Inc.:
First Lien Term Loan, 6.0%, 11/4/2020	6,912,500	6,938,422
Second Lien Term Loan, 9.25%, 11/4/2021	2,000,000	1,965,000
Hampton Rubber Co.:
First Lien Term Loan, 5.0%, 3/27/2021	4,950,000	4,492,125
Second Lien Term Loan, 9.0%, 3/24/2022	2,000,000	1,725,000
Hanson Building Products Ltd.:
First Lien Term Loan, 6.5%, 2/18/2022	4,000,000	4,022,520
Second Lien Term Loan, 10.5%, 2/12/2023	4,000,000	3,880,000
Hertz Corp., Term Loan B, 4.0%, 3/11/2018	7,884,949	7,902,572
IG Investment Holdings LLC:
First Lien Term Loan, 6.0%, 10/31/2019	13,690,387	13,758,839
Term Loan B, 6.0%, 10/29/2021	997,449	1,001,608
IMC OP LP, First Lien Term Loan, 5.25%, 8/15/2020	1,000,000	1,008,750
Infor (U.S.), Inc.:
Term Loan B3, 3.75%, 6/3/2020	2,111,720	2,105,121
Term Loan B5, 3.75%, 6/3/2020	7,328,166	7,306,584
Inmar Holdings, Inc.:
First Lien Term Loan, 4.25%, 1/27/2021	12,902,500	12,805,731
Second Lien Term Loan, 8.0%, 1/27/2022	2,000,000	1,966,670
Intelligrated, Inc., First Lien Term Loan, 4.503%, 7/30/2018	3,417,593	3,428,991
IQOR U.S., Inc.:
Term Loan B, 6.0%, 4/1/2021	6,743,889	6,398,265
Second Lien Term Loan, 9.75%, 4/1/2022	4,000,000	3,730,000
Language Line LLC, First Lien Term Loan B, 6.25%, 6/20/2016	10,337,790	10,341,666
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021	3,465,000	3,430,350
Livingston International, Inc., First Lien Term Loan, 5.0%, 4/18/2019	3,895,000	3,868,222
MA FinanceCo., LLC, Term Loan B, 5.25%, 11/19/2021	3,970,588	3,987,960
Milacron LLC, Term Loan B, 4.5%, 9/28/2020	5,000,000	5,031,275
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/2019	4,276,241	4,286,931
Monitronics International, Inc.:
Term Loan B, 4.25%, 3/23/2018	6,234,613	6,257,993
Term Loan B1, 4.5%, 4/2/2022	11,034,529	11,101,784
Navios Partners Finance (U.S.), Inc., Term Loan B, 5.25%, 6/27/2018	5,144,956	5,172,275
NN, Inc., Term Loan B, 6.0%, 8/27/2021	3,406,250	3,430,349
Nortek, Inc., Term Loan, 3.5%, 10/30/2020	744,375	743,560
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 4/15/2021	10,956,816	10,980,811
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.753%, 5/23/2019	5,019,470	5,025,769
P2 Upstream Acquisition Co.:
First Lien Term Loan, 5.0%, 10/30/2020	7,159,375	7,060,934
Second Lien Term Loan, 9.0%, 4/30/2021	3,000,000	2,805,000
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021	15,840,000	15,881,580
Quikrete Holdings, Inc.:
First Lien Term Loan, 4.0%, 9/28/2020	12,762,165	12,788,774
Second Lien Term Loan, 7.0%, 3/26/2021	6,631,579	6,681,316
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020	9,979,652	9,982,296
Sabre, Inc.:
Term Loan, 4.0%, 2/19/2019	7,880,000	7,907,068
Term Loan B, 4.0%, 2/19/2019	8,092,278	8,118,294
Science Applications International Corp., Term Loan B, 3.75%, 9/26/2018	1,000,000	1,006,250
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020	6,650,000	6,689,501
Silver II U.S. Holdings LLC, Term Loan, 4.0%, 12/13/2019	12,411,583	12,075,477
SourceHov LLC, First Lien Term Loan, 7.75%, 10/31/2019	993,750	927,914
Southwire Co., Term Loan, 3.25%, 2/10/2021	495,000	495,257
STG-Fairway Acquisitions, Inc., Term Loan B, 6.25%, 2/28/2019	7,864,799	7,850,091
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019	14,418,586	14,472,656
Sybil Software LLC, Term Loan, 4.75%, 3/20/2020	6,650,000	6,706,791
Tank Holding Corp., Term Loan, 5.25%, 3/16/2022	2,522,808	2,531,739
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/2020	869,299	868,920
Term Loan E, 3.75%, 5/14/2022	5,000,000	4,973,450
TransFirst, Inc., First Lien Term Loan, 5.5%, 11/12/2021	1,496,250	1,501,861
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018	5,972,501	5,961,303
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019	7,888,505	7,891,976
U.S. Security Holdings, Inc.:
Term Delay Draw, 6.25%, 7/28/2017	641,349	642,353
Term Loan, 6.25%, 7/28/2017	3,230,061	3,235,116
United Airlines, Inc., Term Loan B, 3.5%, 4/1/2019	6,566,000	6,588,259
United Site Services, Inc.:
Term Delay Draw, 5.517%, 8/5/2016	212,493	213,024
Term Loan B, 5.75%, 8/5/2021	1,210,305	1,213,331
ViaWest, Inc., Term Loan B, 4.5%, 3/11/2022	2,500,000	2,510,938
WASH Multifamily Laundry Systems LLC, First Lien Term Loan, 4.25%, 4/21/2022	5,000,000	5,028,125
Waste Industries U.S.A., Inc., New Term Loan B, 4.25%, 2/27/2020	5,000,000	5,036,450
West Corp., Term Loan B10, 3.25%, 6/30/2018	1,214,994	1,215,249
WTG Holdings III Corp.:
First Lien Term Loan, 4.75%, 1/15/2021	1,975,000	1,982,406
Second Lien Term Loan, 8.5%, 1/15/2022	500,000	495,625
		427,711,823
Information Technology 10.0%
Answers Corp.:
First Lien Term Loan, 6.25%, 10/3/2021	1,496,250	1,406,475
Second Lien Term Loan, 10.0%, 10/3/2022	1,000,000	850,000
Aricent Technologies:
First Lien Term Loan, 5.5%, 4/14/2021	5,961,242	6,005,952
Second Lien Term Loan, 9.5%, 4/14/2022	1,000,000	1,008,750
Aspect Software, Inc., Term Loan B, 7.25%, 5/7/2016	2,591,541	2,581,822
Avaya, Inc.:
Term Loan B3, 4.685%, 10/26/2017	16,015,440	15,985,411
Term Loan B6, 6.5%, 3/30/2018	7,564,800	7,575,958
BMC Software Finance, Inc., Term Loan, 5.0%, 9/10/2020	17,150,000	16,878,001
Dell, Inc., Term Loan B, 4.5%, 4/29/2020	16,919,316	16,962,545
Deltek, Inc.:
First Lien Term Loan, 4.5%, 10/10/2018	6,564,463	6,607,558
Second Lien Term Loan, 10.0%, 10/10/2019	4,500,000	4,557,173
Epiq Systems, Inc., Term Loan B, 4.5%, 8/27/2020	1,495,611	1,495,611
Extreme Reach, Inc.:
First Lien Term Loan, 6.75%, 2/7/2020	1,858,663	1,858,663
Second Lien Term Loan, 10.5%, 1/24/2021	5,000,000	4,987,500
FIDJI Luxembourg (BC4) SARL, Term Loan, 6.25%, 12/24/2020	3,764,096	3,771,944
First Data Corp.:
Term Loan, 3.685%, 3/24/2018	13,135,503	13,143,713
Term Loan, 4.185%, 3/24/2021	2,926,756	2,941,024
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020	17,406,531	17,481,380
GTCR Valor Companies, Inc., First Lien Term Loan, 6.0%, 5/30/2021	994,998	998,107
Mitel U.S. Holdings, Inc., Term Loan, 5.0%, 3/31/2022	9,000,000	9,078,750
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019	17,770,038	17,870,083
Peak 10, Inc.:
First Lien Term Loan, 5.0%, 6/17/2021	1,488,750	1,497,593
Second Lien Term Loan, 8.25%, 6/17/2022	4,000,000	3,900,000
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021	1,497,500	1,487,212
Riverbed Technology, Inc., Term Loan B, 6.0%, 4/24/2022	6,500,000	6,574,490
Rovi Solutions Corp., Term Loan B, 3.75%, 7/2/2021	2,481,250	2,479,178
RP Crown Parent LLC, Term Loan, 6.0%, 12/21/2018	16,906,603	16,496,026
Sensus U.S.A., Inc.:
First Lien Term Loan, 4.5%, 5/9/2017	16,696,892	16,676,021
Second Lien Term Loan, 8.5%, 5/9/2018	3,500,000	3,482,500
Tibco Software, Inc., Term Loan B, 6.5%, 12/4/2020	5,286,750	5,297,984
Vantiv LLC, Term Loan B, 3.75%, 6/13/2021	1,404,439	1,412,121
Verint Systems, Inc., Term Loan, 3.5%, 9/6/2019	435,762	437,614
		213,787,159
Materials 12.0%
American Rock Salt Holdings LLC:
First Lien Term Loan, 4.75%, 5/20/2021	3,955,050	3,962,466
Second Lien Term Loan, 8.0%, 5/16/2022	11,000,000	11,222,310
Appvion, Inc., Term Loan, 5.75%, 6/28/2019	6,336,503	5,911,451
Ardagh Holdings U.S.A, Inc., Term Loan, 4.0%, 12/17/2019	1,485,000	1,490,383
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020	9,010,879	9,022,142
AZ Chem U.S., Inc.:
First Lien Term Loan, 4.5%, 6/12/2021	1,380,822	1,384,647
Second Lien Term Loan, 7.5%, 6/12/2022	1,500,000	1,493,745
Azure Midstream Energy LLC, Term Loan B, 7.5%, 11/15/2018	10,383,270	10,266,458
Caraustar Industries, Inc., Term Loan B, 8.0%, 5/1/2019	1,601,580	1,611,086
Charter NEX U.S. Holdings, Inc., Term Loan B, 5.25%, 2/7/2022	2,000,000	2,016,650
Chemours Co., Term Loan B, 3.75%, 5/22/2022	8,500,000	8,526,562
CPG International, Inc., Term Loan, 4.75%, 9/30/2020	11,145,349	11,110,576
ECO Services Operations LLC, Term Loan B, 4.75%, 12/4/2021	1,995,000	1,995,000
Exopack Holdings SA, Term Loan B1, 4.5%, 5/8/2019	1,993,562	2,003,530
Fairmount Minerals Ltd., Term Loan B2, 4.5%, 9/5/2019	15,830,522	15,227,062
Huntsman International LLC, Term Loan, 3.75%, 8/12/2021	6,483,750	6,513,121
Ineos U.S. Finance LLC:
Term Loan, 4.25%, 3/31/2022	1,000,000	1,002,765
6 year Term Loan, 3.75%, 5/4/2018	13,377,250	13,398,587
Klockner-Pentaplast of America, Inc., Term Loan, 5.0%, 4/28/2020	1,050,898	1,057,472
Koppers Holdings, Inc., Term Loan, 4.25%, 8/15/2019	8,000,000	7,480,000
KP Germany Erste GmbH, First Lien Term Loan, 5.0%, 4/22/2020	449,102	451,911
Kronos Worldwide, Inc., Term Loan, 3.25%, 2/18/2020	3,500,000	3,511,655
MacDermid, Inc.:
First Lien Term Loan, 4.5%, 6/7/2020	10,806,028	10,875,511
Term Loan B2, 4.75%, 6/7/2020	3,491,250	3,517,801
Minerals Technologies, Inc., Term Loan B, 4.0%, 5/7/2021	704,876	708,404
Multi Packaging Solutions, Inc., Term Loan B, 4.25%, 9/30/2020	6,336,000	6,334,416
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	5,877,610	5,811,487
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	1,681,889	1,543,663
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	10,867,593	10,833,687
Onex Wizard U.S. Acquisition, Inc., Term Loan, 4.25%, 3/13/2022	4,500,000	4,528,125
Oxbow Carbon LLC:
Term Loan B, 4.25%, 7/19/2019	6,919,334	6,915,009
Second Lien Term Loan, 8.0%, 1/17/2020	8,000,000	7,600,000
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/2020	11,820,000	10,590,779
Phibro Animal Health Corp., Term Loan B, 4.0%, 4/16/2021	7,977,500	7,972,514
Reynolds Group Holdings, Inc., Term Loan, 4.5%, 12/1/2018	10,898,760	10,961,101
Signode Industrial Group U.S., Inc., Term Loan B, 3.75%, 5/1/2021	2,612,037	2,610,405
Solenis International LP, First Lien Term Loan, 4.25%, 7/31/2021	1,492,500	1,496,791
Styrolution U.S. Holding LLC, Term Loan B, 6.5%, 11/7/2019	3,990,000	4,049,870
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/7/2020	1,965,000	1,966,228
Tekni-Plex, Inc.:
Term Loan B, 4.5%, 4/1/2022	1,000,000	1,003,285
Second Lien Term Loan, 8.75%, 3/31/2023	1,000,000	1,006,250
Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/2020	5,074,311	5,099,150
Unifrax Corp., Term Loan, 4.25%, 11/28/2018	1,948,377	1,948,864
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	6,627,378	6,627,378
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2019	9,484,136	9,365,585
WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/2017	3,250,960	3,263,151
World Kitchen LLC, Term Loan B, 5.5%, 3/4/2019	8,674,207	8,717,578
		256,006,611
Telecommunication Services 3.6%
Genesys Telecom Holdings U.S., Inc.:
Term Loan B, 4.0%, 2/8/2020	9,360,162	9,366,059
Term Delay Draw, 4.5%, 11/13/2020	7,406,250	7,440,208
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	2,421,774	2,396,806
Level 3 Financing, Inc.:
Term Loan, 4.0%, 8/1/2019	3,000,000	3,003,285
Term Loan B, 4.0%, 1/15/2020	1,500,000	1,501,883
Term Loan B5, 4.5%, 1/31/2022	4,500,000	4,506,345
NTELOS, Inc., Term Loan B, 5.75%, 11/9/2019	18,610,846	17,401,141
Syniverse Holdings, Inc., Term Loan B, 4.0%, 4/23/2019	6,786,650	6,530,047
Telesat Canada, Term Loan B2, 3.5%, 3/28/2019	7,752,723	7,757,568
Zayo Group LLC, Term Loan B, 3.75%, 5/6/2021	5,659,187	5,660,460
Ziggo Financing Partnership:
Term Loan B1, 3.5%, 1/15/2022	4,437,447	4,426,043
Term Loan B2A, 3.5%, 1/15/2022	2,859,574	2,852,225
Term Loan B3, 3.5%, 1/15/2022	4,702,979	4,690,892
		77,532,962
Utilities 2.5%
Alison Bidco SARL:
First Lien Term Loan B1, 5.5%, 8/29/2021	995,000	980,075
First Lien Term Loan B2, 5.5%, 8/29/2021	995,000	980,075
Astoria Energy LLC, Term Loan B, 5.0%, 12/24/2021	4,947,500	5,012,461
Essential Power LLC, Term Loan B, 4.75%, 8/8/2019	10,528,900	10,585,966
Exgen Renewables I LLC, Term Loan, 5.25%, 2/8/2021	4,016,061	4,088,852
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/2021	5,989,444	6,010,048
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020	12,542,568	12,585,715
Longview Power LLC, Term Loan B, 7.0%, 4/13/2021	3,000,000	3,031,890
Southeast PowerGen LLC, Term Loan B, 4.5%, 12/2/2021	997,500	1,012,153
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020	8,485,567	8,527,995
Terra Gen Finance Co., LLC, Term Loan B, 5.25%, 12/9/2021	492,381	499,152
		53,314,382
Total Loan Participations and Assignments (Cost $1,918,747,932)		1,893,872,420

Corporate Bonds 3.3%
Consumer Discretionary 1.2%
APX Group, Inc., 6.375%, 12/1/2019	5,000,000	4,993,750
MGM Resorts International:
6.0%, 3/15/2023	2,000,000	2,072,500
7.75%, 3/15/2022	5,000,000	5,662,500
Netflix, Inc.:
5.375%, 2/1/2021	2,000,000	2,085,000
5.75%, 3/1/2024	1,000,000	1,045,000
Penske Automotive Group, Inc., 5.75%, 10/1/2022	1,000,000	1,060,000
Rent-A-Center, Inc., 4.75%, 5/1/2021	2,000,000	1,750,000
Sotheby's, 144A, 5.25%, 10/1/2022	4,000,000	3,990,000
Springs Industries, Inc., 6.25%, 6/1/2021	3,500,000	3,447,500
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025	500,000	501,250
		26,607,500
Consumer Staples 0.1%
Chiquita Brands International, Inc., 7.875%, 2/1/2021	1,350,000	1,468,125
Energy 0.6%
EP Energy LLC, 144A, 6.375%, 6/15/2023	2,000,000	2,002,500
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023	1,000,000	1,062,500
Pacific Drilling SA, 144A, 5.375%, 6/1/2020	6,000,000	4,950,000
Sunoco LP, 144A, 6.375%, 4/1/2023	1,000,000	1,040,000
Welltec A/S, 144A, 8.0%, 2/1/2019	4,000,000	3,800,000
		12,855,000
Industrials 0.2%
ADT Corp., 6.25%, 10/15/2021	2,000,000	2,145,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	1,000,000	997,500
General Cable Corp., 5.75%, 10/1/2022	1,000,000	915,000
		4,057,500
Information Technology 0.4%
CDW LLC, 5.5%, 12/1/2024	2,000,000	2,095,000
Viasystems, Inc., 144A, 7.875%, 5/1/2019	5,000,000	5,300,000
		7,395,000
Materials 0.8%
Hecla Mining Co., 6.875%, 5/1/2021	4,000,000	3,790,000
Hexion, Inc., 6.625%, 4/15/2020	10,000,000	9,425,000
United States Steel Corp., 7.5%, 3/15/2022	4,000,000	4,200,000
		17,415,000
Total Corporate Bonds (Cost $70,044,708)		69,798,125

Asset-Backed 2.6%
Miscellaneous
A Voce CLO Ltd., "D", Series 2014-1A, 144A, 5.053%***, 7/15/2026	5,000,000	4,589,900
ALM VII Ltd., "D", Series 2012-7A, 144A, 5.275%***, 10/19/2024	5,000,000	4,908,520
Apidos CLO XVII, "D", Series 2014-17A, 144A, 5.007%***, 4/17/2026	2,500,000	2,290,237
ARES CLO Ltd., "D", Series 2014-1A, 144A, 5.057%***, 4/17/2026	5,000,000	4,602,495
Babson CLO Ltd.:
"D", Series 2014-1A, 144A, 5.157%***, 7/20/2025	3,000,000	2,763,681
"E", Series 2014-IIA, 144A, 5.266%***, 10/17/2026	5,000,000	4,679,805
Ballyrock CLO LLC, "D", Series 2014-1A, 144A, 5.275%***, 10/20/2026	2,000,000	1,822,532
Birchwood Park CLO Ltd., "E1", Series 2014-1A, 144A, 5.353%***, 7/15/2026	2,000,000	1,863,654
Carlyle Global Market Strategies Ltd., "E", Series 2014-1A, 144A, 4.724%***, 4/17/2025	5,000,000	4,570,155
Madison Park Funding XIII Ltd., "E", Series 2014-13A, 144A, 5.275%***, 1/19/2025	3,000,000	2,839,356
Madison Park Funding XIV Ltd., "E", Series 2014-14A, 144A, 5.025%***, 7/20/2026	3,500,000	3,246,474
Octagon Investment Partners 24 Ltd., "D", Series 2015-1A, 144A, 5.777%, 5/21/2027	5,000,000	4,721,060
Octagon Investment Partners XIX Ltd., "E", Series 2014-1A, 144A, 5.103%***, 4/15/2026	4,000,000	3,688,568
Stewart Park CLO Ltd., "E", Series 2015-1A, 144A, 5.724%, 4/15/2026	5,000,000	4,700,505
Washington Mill CLO Ltd., "E", Series 2014-1A, 144A, 5.125%***, 4/20/2026	2,750,000	2,490,271
Ziggurat CLO I Ltd., "E", Series 2014-1A, 144A, 5.275%***, 10/17/2026	2,000,000	1,795,824
Total Asset-Backed (Cost $54,971,480)		55,573,037

	Shares	Value ($)

Common Stocks 0.3%
Consumer Discretionary 0.0%
Dex Media, Inc.	786	660
Health Care 0.3%
Education Management LLC	27,026,152	5,540,361
Total Common Stocks (Cost $2,245,640)		5,541,021

Preferred Stock 0.1%
Health Care
Education Management LLC, 7.5% (Cost $4,170,681)	30,072	1,353,240

Cash Equivalents 6.9%
Central Cash Management Fund, 0.09% (a) (Cost $147,732,473)	147,732,473	147,732,473

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,197,912,914)†	101.9	2,173,870,316
Other Assets and Liabilities, Net	(1.9)	(41,348,557)
Net Assets	100.0	2,132,521,759

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 3.0%	4/18/2016	1,394,178	1,394,178	6,985
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/21/2016	276,857	276,857	1,387
				1,671,035	8,372

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of May 31, 2015.

*** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2015.

† The cost for federal income tax purposes was $2,197,995,473. At May 31, 2015, net unrealized depreciation for all securities based on tax cost was $24,125,157. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,378,022 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $42,503,179.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation.

LIBOR: London Interbank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2015, the Fund had an unfunded loan commitment of $64,700, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
United Site Services, Inc., Term Delay Draw, 8/5/2016	64,700	64,804	104

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$1,810,314,606	$83,557,814	$1,893,872,420
Corporate Bonds	—	69,798,125	—	69,798,125
Asset-Backed	—	55,573,037	—	55,573,037
Common Stocks	5,541,021	—	—	5,541,021
Preferred Stock	—	1,353,240	—	1,353,240
Short-Term Investments (b)	147,732,473	—	—	147,732,473
Unfunded Loan Commitments (c)	—	104	—	104
Total	$153,273,494	$1,937,039,112	$83,557,814	$2,173,870,420

(b) See Investment Portfolio for additional detailed categorizations.

(c) Includes appreciation on unfunded loan commitments.

Level 3 Reconciliation

The following is a reconciliation of the Fund's level 3 investments for which significant unobservable inputs were used in determining value:
	Loan Participations and Assignments	Asset-Backed Bonds	Total
Balance as of May 31, 2014	$52,852,638	$4,388,050	$57,240,688
Realized gains (loss)	(432,598)	—	(432,598)
Change in unrealized appreciation (depreciation)	(3,469,180)	—	(3,469,180)
Amortization premium/discount	82,762	—	82,762
Purchases	18,624,986	—	18,624,986
(Sales)	(29,980,557)	—	(29,980,557)
Transfers into Level 3 (d)	52,341,808	—	52,341,808
Transfers (out) of Level 3 (e)	(6,462,045)	(4,388,050)	(10,850,095)
Balance as of May 31, 2015	$83,557,814	$—	$83,557,814
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2015	$(3,253,093)	$—	$(3,253,093)

(d) During the period ended May 31, 2015, the amount of transfers between Level 2 and Level 3 was $52,341,808. The investments were transferred from Level 2 to Level 3 due to the independent pricing service utilizing single market quotes.

(e) During the period ended May 31, 2015, the amount of transfers between Level 3 and Level 2 was $10,850,095. The investments were transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

A significant change in the broker quotes could have a material change on the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,050,180,441)	$2,026,137,843
Investments in affiliated Underlying Funds (cost $147,732,473)	147,732,473
Total investments in securities, at value (cost $2,197,912,914)	2,173,870,316
Cash	1,670,857
Receivable for investments sold	34,128,109
Receivable for investments sold — when-issued securities	1,500,325
Receivable for Fund shares sold	2,608,178
Interest receivable	13,791,519
Unrealized appreciation on unfunded loan commitments	104
Other assets	72,600
Total assets	2,227,642,008
Liabilities
Payable for investments purchased	85,892,513
Payable for investments purchased — when-issued	1,485,000
Payable for Fund shares redeemed	4,392,709
Accrued management fee	1,266,037
Accrued Trustees' fees	29,169
Other accrued expenses and payables	2,054,821
Total liabilities	95,120,249
Net assets, at value	$2,132,521,759
Net Assets Consist of
Undistributed net investment income	7,404,008
Net unrealized appreciation (depreciation) on: Investments	(24,042,598)
Unfunded loan commitments	104
Accumulated net realized gain (loss)	(57,532,401)
Paid-in capital	2,206,692,646
Net assets, at value	$2,132,521,759

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($425,436,528 ÷ 46,103,665 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.23
Maximum offering price per share (100 ÷ 97.25 of $9.23)	$9.49
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($304,184,906 ÷ 32,778,370 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.28
Class R6 Net Asset Value offering and redemption price per share ($10,222 ÷ 1,107 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.23
Class S Net Asset Value offering and redemption price per share ($748,193,370 ÷ 81,136,700 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.22
Institutional Class Net Asset Value offering and redemption price per share ($654,696,733 ÷ 70,879,503 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2015
Investment Income
Income: Interest	$131,355,953
Income distributions from affiliated Underlying Funds	32,974
Total income	131,388,927
Expenses: Management fee	16,467,737
Administration fee	2,578,587
Services to shareholders	3,672,307
Distribution and service fees	4,969,340
Custodian fee	464,359
Professional fees	208,332
Reports to shareholders	185,991
Registration fees	49,047
Trustees' fees and expenses	100,399
Other	169,560
Total expenses before expense reductions	28,865,659
Expense reductions	(2,037,556)
Total expenses after expense reductions	26,828,103
Net investment income	104,560,824
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(47,522,700)
Change in net unrealized appreciation (depreciation) on:
Investments	(24,099,041)
Unfunded loan commitments	104
(24,098,937)
Net gain (loss)	(71,621,637)
Net increase (decrease) in net assets resulting from operations	$32,939,187

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$104,560,824	$124,578,582
Net realized gain (loss) on investment transactions	(47,522,700)	1,859,063
Change in net unrealized appreciation (depreciation)	(24,098,937)	(23,778,569)
Net increase (decrease) in net assets resulting from operations	32,939,187	102,659,076
Distributions to shareholders: Net investment income: Class A	(21,310,676)	(31,779,365)
Class C	(11,074,025)	(13,259,545)
Class R6*	(280)	—
Class S	(36,872,114)	(46,674,988)
Institutional Class	(30,112,391)	(31,287,114)
Total distributions	(99,369,486)	(123,001,012)
Fund share transactions: Proceeds from shares sold	688,309,641	1,938,444,785
In-kind subscription	—	28,637,294
Reinvestment of distributions	88,615,494	107,362,185
Cost of shares redeemed	(1,834,584,601)	(1,411,794,382)
Net increase (decrease) in net assets from Fund share transactions	(1,057,659,466)	662,649,882
Increase (decrease) in net assets	(1,124,089,765)	642,307,946
Net assets at beginning of period	3,256,611,524	2,614,303,578
Net assets at end of period (including undistributed net investment income of $7,404,008 and $2,212,670, respectively)	$2,132,521,759	$3,256,611,524

* For the period from October 1, 2014 (commencement of operations of Class R6) to May 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2015		2014		2013		2012		2011
Selected Per Share Data
Net asset value, beginning of period	$9.43		$9.49		$9.21		$9.45		$9.10
Income (loss) from investment operations: Net investment incomea	.37		.37		.44		.43		.39
Net realized and unrealized gain (loss)	(.21)		(.07)		.28		(.25)		.37
Total from investment operations	.16		.30		.72		.18		.76
Less distributions from: Net investment income	(.36)		(.36)		(.44)		(.37)		(.41)
Return of capital	—		—		—		(.05)		—
Total distributions	(.36)		(.36)		(.44)		(.42)		(.41)
Net asset value, end of period	$9.23		$9.43		$9.49		$9.21		$9.45
Total Return (%)b	1.95	c	3.24	c	7.93	c	2.06	c	8.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	425		784		717		608		918
Ratio of expenses before expense reductions (%)	1.14		1.14		1.14		1.17		1.14
Ratio of expenses after expense reductions (%)	1.06		1.07		1.09		1.14		1.14
Ratio of net investment income (%)	4.03		3.89		4.69		4.69		4.16
Portfolio turnover rate (%)	22		76	d	53		43		60
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

	Years Ended May 31,
Class C	2015		2014		2013		2012		2011
Selected Per Share Data
Net asset value, beginning of period	$9.48		$9.55		$9.26		$9.50		$9.15
Income (loss) from investment operations: Net investment incomea	.31		.30		.37		.37		.32
Net realized and unrealized gain (loss)	(.22)		(.08)		.29		(.26)		.37
Total from investment operations	.09		.22		.66		.11		.69
Less distributions from: Net investment income	(.29)		(.29)		(.37)		(.30)		(.34)
Return of capital	—		—		—		(.05)		—
Total distributions	(.29)		(.29)		(.37)		(.35)		(.34)
Net asset value, end of period	$9.28		$9.48		$9.55		$9.26		$9.50
Total Return (%)b	1.20	c	2.47	c	7.13	c	1.28	c	7.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304		424		390		327		370
Ratio of expenses before expense reductions (%)	1.91		1.89		1.90		1.91		1.92
Ratio of expenses after expense reductions (%)	1.81		1.82		1.83		1.86		1.92
Ratio of net investment income (%)	3.29		3.14		3.95		3.98		3.38
Portfolio turnover rate (%)	22		76	d	53		43		60
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Class R6	Period Ended 5/31/15a
Selected Per Share Data
Net asset value, beginning of period	$9.29
Income (loss) from investment operations: Net investment incomeb	.27
Net realized and unrealized gain (loss)	(.07)
Total from investment operations	.20
Less distributions from: Net investment income	(.26)
Net asset value, end of period	$9.23
Total Return (%)c	2.38	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	.95	*
Ratio of expenses after expense reductions (%)	.80	*
Ratio of net investment income (%)	4.40	*
Portfolio turnover rate (%)	22	d
a For the period from October 1, 2014 (commencement of operations) to May 31, 2015.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Represents the Fund's portfolio turnover rate for the entire year ended May 31, 2015.
* Annualized
** Not annualized

	Years Ended May 31,
Class S	2015	2014		2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$9.42	$9.49		$9.21	$9.44	$9.10
Income (loss) from investment operations: Net investment incomea	.39	.38		.45	.45	.41
Net realized and unrealized gain (loss)	(.22)	(.07)		.28	(.24)	.36
Total from investment operations	.17	.31		.73	.21	.77
Less distributions from: Net investment income	(.37)	(.38)		(.45)	(.39)	(.43)
Return of capital	—	—		—	(.05)	—
Total distributions	(.37)	(.38)		(.45)	(.44)	(.43)
Net asset value, end of period	$9.22	$9.42		$9.49	$9.21	$9.44
Total Return (%)b	2.10	3.29		8.12	2.35	8.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	748	1,141		979	676	1,055
Ratio of expenses before expense reductions (%)	1.00	1.02		1.01	1.05	1.02
Ratio of expenses after expense reductions (%)	.91	.92		.93	.96	.96
Ratio of net investment income (%)	4.19	4.04		4.85	4.86	4.34
Portfolio turnover rate (%)	22	76	c	53	43	60
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

	Years Ended May 31,
Institutional Class	2015		2014		2013		2012		2011
Selected Per Share Data
Net asset value, beginning of period	$9.43		$9.50		$9.22		$9.46		$9.11
Income (loss) from investment operations: Net investment incomea	.40		.39		.47		.47		.42
Net realized and unrealized gain (loss)	(.21)		(.07)		.28		(.26)		.36
Total from investment operations	.19		.32		.75		.21		.78
Less distributions from: Net investment income	(.38)		(.39)		(.47)		(.40)		(.43)
Return of capital	—		—		—		(.05)		—
Total distributions	(.38)		(.39)		(.47)		(.45)		(.43)
Net asset value, end of period	$9.24		$9.43		$9.50		$9.22		$9.46
Total Return (%)	2.22	b	3.44	b	8.29	b	2.36	b	8.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	655		907		529		339		343
Ratio of expenses before expense reductions (%)	.87		.85		.83		.83		.84
Ratio of expenses after expense reductions (%)	.81		.80		.78		.80		.84
Ratio of net investment income (%)	4.29		4.16		4.98		5.06		4.46
Portfolio turnover rate (%)	22		76	c	53		43		60
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing subscription in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Floating Rate Fund (formerly DWS Floating Rate Fund) (the "Fund") is a diversified series of Deutsche Portfolio Trust (formerly DWS Portfolio Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class R6 shares commenced operations on October 1, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of assignments, but the Fund may also invest in participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At May 31, 2015, the Fund had approximately $57,450,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($9,432,000) and long-term losses ($48,018,000).

The Fund has reviewed the tax positions for the open tax years as of net capital May 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Undistributed ordinary income*	$7,404,008
Capital loss carryforwards	$(57,450,000)
Net unrealized appreciation (depreciation) on investments	$(24,125,157)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2015	2014
Distributions from ordinary income*	$99,369,486	$123,001,012

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2015, purchases and sales of investment securities (excluding short-term instruments and in-kind transactions) aggregated $550,940,198 and $1,602,881,462, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Accordingly, for the year ended May 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund's average daily net assets.

For the period June 1, 2014 through May 31, 2015 and for the period from October 1, 2014 (commencement of operations) through May 31, 2015 for Class R6 shares, the Advisor voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from June 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.07%
Class C	1.82%
Class S	.92%
Institutional Class	.82%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.05%
Class C	1.80%
Class R6	.80%
Class S	.90%
Institutional Class	.80%

For the year ended May 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$465,791
Class C	346,987
Class R6	9
Class S	804,063
Institutional Class	420,706
$2,037,556

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2015, the Administration Fee was $2,578,587, of which $180,825 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2015
Class A	$30,497	$6,845
Class C	12,484	3,976
Class R6	11	6
Class S	44,831	9,934
Institutional Class	19,723	4,208
	$107,546	$24,969

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2015
Class C	$2,693,883	$196,105

In addition, DDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2015	Annual Rate
Class A	$1,378,191	$269,333	.25%
Class C	897,266	196,563	.25%
	$2,275,457	$465,896

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2015 aggregated $22,483.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2015, the CDSC for Class C shares aggregated $34,334. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2015, DDI received $133,370 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,676, of which $8,621 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2015		Year Ended May 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,007,064	$65,179,041	41,667,338	$393,742,376
Class C	2,486,638	23,241,735	13,123,925	124,695,990
Class R6*	1,077	10,000	—	—
Class S	33,776,938	313,857,002	82,720,017	780,984,015
Institutional Class	30,764,364	286,021,863	67,516,438	639,022,404
		$688,309,641		$1,938,444,785
In-kind subscription
Institutional Class	—	$—	3,033,612	$28,637,294
Shares issued to shareholders in reinvestment of distributions
Class A	2,112,988	$19,584,349	3,097,820	$29,244,483
Class C	1,020,728	9,501,264	1,176,392	11,166,096
Class R6*	30	280	—	—
Class S	3,406,205	31,520,333	4,077,621	38,457,003
Institutional Class	3,020,626	28,009,268	3,015,397	28,494,603
		$88,615,494		$107,362,185
Shares redeemed
Class A	(46,238,609)	$(429,492,781)	(37,066,434)	$(350,431,929)
Class C	(15,471,331)	(143,949,248)	(10,366,539)	(98,514,515)
Class S	(77,217,165)	(713,758,400)	(68,840,204)	(650,103,574)
Institutional Class	(59,047,992)	(547,384,172)	(33,050,187)	(312,744,364)
		$(1,834,584,601)		$(1,411,794,382)
Net increase (decrease)
Class A	(37,118,557)	$(344,729,391)	7,698,724	$72,554,930
Class C	(11,963,965)	(111,206,249)	3,933,778	37,347,571
Class R6*	1,107	10,280	—	—
Class S	(40,034,022)	(368,381,065)	17,957,434	169,337,444
Institutional Class	(25,263,002)	(233,353,041)	40,515,260	383,409,937
		$(1,057,659,466)		$662,649,882

* For the period from October 1, 2014 (commencement of operations of Class R6) to May 31, 2015.

F. In-Kind Subscription

On May 5, 2014, certain shareholders of the Fund purchased shares of the Fund in exchange of securities and cash (known as a subscription in-kind). Market value of securities and cash that were as of close of business on the date of subscription in-kind were $28,637,294 and $2,254,922, respectively.

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended May 31, 2015 is as follows:
Affiliate	Value ($) at 5/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 5/31/2015
Deutsche Variable NAV Money Fund	10,018,731	3,168	10,021,899	—	2,765	—
Central Cash Management Fund	75,644,976	1,185,746,934	1,113,659,437	—	30,209	147,732,473
Total	85,663,707	1,185,750,102	1,123,681,336	—	32,974	147,732,473

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Portfolio Trust and Shareholders of Deutsche Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Floating Rate Fund (formerly DWS Floating Rate Fund) (the "Fund") at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 27, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2014 to May 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,019.70	$1,015.90	$1,021.20	$1,020.50	$1,021.00
Expenses Paid per $1,000*	$5.34	$9.10	$4.03	$4.58	$4.08
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,019.65	$1,015.91	$1,020.94	$1,020.39	$1,020.89
Expenses Paid per $1,000*	$5.34	$9.10	$4.03	$4.58	$4.08

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Floating Rate Fund	1.06%	1.81%	.80%	.91%	.81%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Floating Rate Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board noted that DIMA agreed to voluntarily waive a portion (0.05%) of the Fund’s management fee until further notice to the Board. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	107	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	107	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	107	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	107	Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		107	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	107	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	107	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	107	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	107	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	107	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan6 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DFRF-2
(R-027916-4 7/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE FLOATING RATE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$96,594	$0	$0	$0
2014	$95,121	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$63,439	$0
2014	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$63,439	$0	$63,439
2014	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Floating Rate Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2015